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                          VAN KAMPEN AMERICAN CAPITAL
                          REAL ESTATE SECURITIES FUND
   SUPPLEMENT DATED JANUARY 2, 1997, TO THE PROSPECTUS DATED APRIL 29, 1996,
 AS PREVIOUSLY SUPPLEMENTED ON JUNE 1, 1996, JULY 1, 1996 AND NOVEMBER 1, 1996.

    Effective December 31, 1996, the sub-advisory agreement with Hines Interests Realty Advisors Limited Partnership was terminated. Following such termination, Van Kampen American Capital Asset Management, Inc. continues to provide the Fund with investment advisory services under its current investment advisory agreement, without involvement by any sub-adviser. In addition, Russell C. Platt and Theodore R. Bigman have assumed responsibility for the day-to-day management of the Fund's investment portfolio effective January 1, 1997. Mr. Platt became Executive Vice President of the Adviser on December 31, 1996. Since 1994, Mr. Platt has also been a Principal, and as of December 1, 1996, a Managing Director of Morgan Stanley Asset Management Inc. ("MSAM") where he has primary responsibility for managing the real estate securities investment business for MSAM and serves as a member of the Investment Committee of The Morgan Stanley Real Estate Fund ("MSREF"). From 1991 to 1993, Mr. Platt was head of Morgan Stanley Realty's Transaction Development Group. From 1990 to 1991, Mr. Platt was based in Morgan Stanley Realty's London Office. Prior to this he had extensive transaction responsibilities involving portfolio, retail, office, hotel and apartment sales and financings. Mr. Bigman became Senior Vice President of the Adviser on December 31, 1996. Since 1995, Mr. Bigman has also been a Vice President, and as of December 1, 1996, a Principal of MSAM where, together with Mr. Platt, he is responsible for MSAM's real estate securities research. Prior to joining MSAM, he was a Director at CS First Boston, where he worked for eight years in the Real Estate Group. Prior to this Mr. Bigman had extensive real estate experience in a wide variety of transactions involving the financing and sale of both individual assets and portfolios of real estate assets as well as the acquisition and sale of several real estate companies.

    References in the Prospectus that Class C shares automatically convert to Class A shares are hereby deleted and the following sentence is added to the section of the Prospectus captioned "ALTERNATIVE SALES
ARRANGEMENTS -- CONVERSION FEATURE."

    Class C shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge.
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    The section of the Prospectus captioned "PURCHASE OF SHARES" hereby is supplemented by adding the following:

    The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A Shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1997 and terminating on April 15, 1997.

    Paragraph (5) of the section of the Prospectus captioned "PURCHASE OF SHARES -- NAV PURCHASE OPTIONS" is hereby amended and restated with the following:

    (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouse alliance programs.

    Paragraphs (8) and (9) of the section of the Prospectus captioned "PURCHASE OF SHARES -- NAV PURCHASE OPTIONS" are hereby amended and restated with the following:

    (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission
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        will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.